UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 20, 2004 Date of report (date of earliest event reported)

STELLENT, INC. (Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7777 Golden Triangle Drive, Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)

Telephone Number: (952) 903-2000 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99	Stellent, Inc. press release dated January 20, 2004.

Item 12. Results of Operation and Financial Condition

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

On January 20, 2004, Stellent, Inc. issued a press release that included financial information for its fiscal second quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 21, 2004

STELLENT, INC. (Registrant)

By	/s/ Gregg A. Waldon Gregg A. Waldon Chief Financial Officer, Treasurer and Secretary (Principal financial and accounting officer and duly authorized signatory on behalf of the registrant)

INDEX TO EXHIBITS

Exhibit No.		Method of Filing

99	Stellent, Inc. press release dated January 20, 2004.	Filed Electronically